FIRST AMENDMENT dated as of September 1, 2015 (this “Amendment”), to the REVOLVING CREDIT AGREEMENT dated as of October 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OM ASSET MANAGEMENT PLC (the “Borrower”), the LENDERS party thereto and CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”).
WHEREAS, the Borrower and the Lenders party hereto, constituting the Required Lenders, desire to make certain modifications to the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the above recital and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), clause (a) of Section 6.11 of the Credit Agreement is hereby amended to read in its entirety as follows:
“(a) incur, directly or indirectly, any Indebtedness or any other monetary obligation or liability whatsoever, including with respect to intercompany accounts, other than Indebtedness owing to the Borrower or of the UK Sub owing to the US Sub,”
3.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that:
(1)this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(2)before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date; and

(3)as of the Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received from the Borrower and the Lenders constituting the Required Lenders either (A) counterparts of this Amendment signed on behalf of the Borrower and such Lenders or (B) written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission of a signed counterpart of the Amendment) that such parties have signed counterparts of the Amendment.
5.Effect of Amendment. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. On and after the Amendment Effective Date, all references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other Loan Document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrower to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.
6.Expenses.    The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
7.Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
8.Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.
9.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
10.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

OM ASSET MANAGEMENT PLC, as Borrower,
By:
/s/ Stephen H. Belgrad
Name: Stephen H. Belgrad
Title: Executive Vice President, Chief Financial Officer

CITIBANK, N.A., individually and as Administrative Agent,
By:
/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Bank of America, N.A.

By:
/s/ Matthew C. White
Name: Matthew C. White
Title: Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Credit Suisse AG, London Branch

By:
/s/ Garrett Lynskey
Name: Garrett Lynskey
Title: Authorised Signatory

For any Lender requiring a second signature line:

By:
/s/ Brian Fitzgerald
Name: Brian Fitzgerald
Title: Authorised Signatory

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Morgan Stanley Bank, N.A.

By:
/s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Royal Bank of Canada

By:
/s/ Patrick Holland
Name: Patrick Holland
Title: Director

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Wells Fargo Bank, National Association

By:
/s/ Jocelyn M. Boll
Name: Jocelyn M. Boll
Title: Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: The Bank of New York Mellon

By:
/s/ Adim Offurum
Name: Adim Offurum
Title: Vice President

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]